Investment Manager
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Investment Adviser
      For American Leading Companies Trust:          Quarterly Report
      Legg Mason Fund Adviser, Inc.                  December 31, 1997
      Baltimore, MD
                                                        Legg Mason
      For Balanced Trust:                          Investors Trust, Inc.
      Bartlett & Co.
      Cincinnati, OH
                                                     American Leading
Board of Directors                                    Companies Trust
      John F. Curley, Jr., Chairman
      Edward A. Taber, III, President                 Balanced Trust
      Richard G. Gilmore
      Charles F. Haugh
      Arnold L. Lehman                             The Art of Investing
      Dr. Jill E. McGovern
      T. A. Rodgers
                                                     [LEGG MASON LOGO]
Transfer and Shareholder Servicing Agent                   FUNDS
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel

      Kirkpatrick & Lockhart LLP
      Washington, D.C.

Independent Auditors
      Ernst & Young LLP
      Philadelphia, PA

      This report is not to be distributed unless preceded or accompanied by a prospectus.

                      Legg Mason Wood Walker, Incorporated
      --------------------------------------------------------------------
                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                         410 (bullet) 539 (bullet) 0000

LMF-013
11/97

To Our Shareholders,

     We are pleased to provide you with Legg Mason Investors Trust's quarterly report for the American Leading Companies Trust and Balanced Trust.

     During the quarter ended December 31, 1997 American Leading Companies Trust's Primary Class net asset value decreased from $17.10 to $15.90 per share reflecting payment of a long-term capital gain distribution of $1.22 per share. The distribution was paid on December 19 to shareholders of record on December
17. Over the same period, Balanced Trust's net asset value increased from $11.83 to $11.93 per share.

     American Leading Companies Trust seeks to invest at least 75% of its assets in the common stock of large capitalization companies that are leaders in their industries. The balance of its assets may be invested in smaller market capitalization stocks, bonds, or foreign securities. The Balanced Trust seeks to invest at least 25% of its portfolio in fixed income securities and no more than 75% of its assets in equity securities. Balanced Trust emphasizes investments in dividend-paying equity securities.

     Comments on the investment outlook, portfolio structure and performance of each Fund begin on page 2.

     We hope you will consider using the Trust for investments of additional funds as they become available. Some shareholders regularly add to their investment in the funds by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

     The Board of Directors approved an ordinary income dividend of $.06 per share and a short-term capital gain distribution of $.20 per share to shareholders of Balanced Trust, payable on December 12, 1997 to shareholders of record on December 10, 1997.


                                            Sincerely,



                                            /s/Edward A. Taber, III
                                            ___________________________
                                            Edward A. Taber, III
                                            President


February 2, 1998

Portfolio Managers' Comments
American Leading Companies Trust

Fourth Quarter 1997

   In 1997, stocks rose over 33% and completed the best 3 year period in history, averaging gains of over 31% per year, besting the previous three year high which occurred from 1926-1928. The troika of up 20% years has never occurred before in the 101 year history of the Dow Jones Industrial Average, nor have we ever had 7 consecutive up years in a row. Rounding out the hat trick, stocks also posted the best 10 year stretch in history.

   Congenital pessimists or historical determinists will no doubt point to the past as prologue, noting that the 1929-1932 stretch was the worst in market history. The more spiritually inclined among those with a bearish disposition will recall the biblical seven fat years followed by seven lean years. Bears even have a friend in Herman Melville, who's epic (and today forgotten) poem Clarel sounds the following warning to those who see a benign future:

                 Nay, nay; your future's too sublime
                 The Past, the Past is half of time,
                 The proven half.

   These loomings aside, we remain reasonably optimistic about the outlook for stocks in l998. The factors that have supported equities for most of the past 15 years are still intact: falling inflation, declining interest rates, solid economic growth, high corporate profitability, and fiscal and monetary discipline. Valuations, though, largely reflect these positive factors, and we think they are unlikely to expand from the current multiple of about 20x 1998 estimated earnings. The market looks fairly valued to us given the structure of interest rates and the outlook for corporate profits.

    Put differently, the direction of stock prices will be a function of the path of profits and interest rates. There is little margin of safety at today's prices for bad news, which is why stocks are lurching around in response to the marginal items on the tape. If a company with an otherwise solid record misses a quarter, its stock gets pummeled. If the news out of Asia sounds grim, the market sells off. We see no reason why this pattern should not continue for some time.

   We think reasonable expectations for equity returns are in the 8-10% range, about in line with profits growth, but well below the 19% average annual returns earned over the past 15 years. Those abnormally high returns were fueled by low initial valuations due to the inflation of the 1970's and the early 1980's recession, coupled with an economic expansion that has had only 9 months of recession in 15 years. Bond investors likewise should see returns far below the 16% per year they earned from 1981 through the previous peak in bonds in September of 1993.

   Bond yields have recently fallen to all time lows on the 30-year treasury, surpassing the l993 price peaks. The impact of Asia's currency crisis, coupled with 1.7% inflation in the US, have fueled the strong bond market. Investors have earned 25% returns in bonds since yields peaked in the Spring following the Fed's 25 basis point tightening (100 basis points = 1%). At that time the conventional wisdom was that rates would be higher now, yet another instance of the general tendency to overemphasize the impact of short-term trends and information.

   The source of greatest consternation and uncertainty in markets now is Asia, and how that situation will develop over the next few months. The answer is nobody knows. The problem began when Thailand's currency came under pressure due to the country's high external debt and worsening economic situation brought on by over-investment in under-earning capacity. After the Thai currency peg came undone, investors quickly realized that most of the other economies of southeast Asia were likewise characterized by an asset base that was overbuilt, under-earning, and debt financed at short maturities in US dollars.

The so-called Asian miracle now looks like just another debt financed investment bubble, except on a grander scale than usually encountered. MIT economist Paul Krugman, was one of the few to correctly identify the fallacy behind Asia's remarkable growth and was roundly ridiculed, even by fellow economists. In general, the economics profession consistently urges more savings and investment as the path to growth; by following this formula, Asia is now in collapse. Savings and investment only lead to growth when the rates of return on savings and investment are greater than the cost of capital. This is a notion still not well understood by economists. When the local currencies collapsed, debt that was high but not punishing at one exchange rate suddenly ballooned to crushing levels. We have only begun to see the bankruptcies and economic travail that will result as these new realities feed back into the local economies.

   The situation is quite similar to the Mexican crisis of late l994-l995. Then, the Fed began tightening in February 1994, and followed that by several more interest rate hikes in quick succession. People sold pesos for dollars as rates rose in the US, finally forcing Mexico to devalue and float the currency. (Under a fixed rate regime the government has to balance the supply and demand for currency with its own reserves. A massive move to sell the local currency depletes those reserves.) That shock threw Mexico into deep recession, and destabilized most of the economies in Latin America for the next year.

   This time, the Fed only tightened once in the Spring, but inflation has continued to fall, leading to a rise in real interest rates: a de facto continuous tightening. The collapse of gold, the sharp rise in the dollar, the fall in oil and other commodities, all are indicative of a monetary policy that is too tight. People have reacted the same way they did in l994, selling the most vulnerable currencies for dollars.

   Looking longer term, interest rates have been falling irregularly but persistently since they peaked in late l981. The last bottom in rates was l993, when long bonds yielded 5.78% and short rates were 2.6%. Subsequently, both long and short rates rose for three years. Now long rates have dropped to new lows while short rates hover over 5%. We think the next important move in short rates is down, and perhaps down to levels approaching the 1993 low.

   We believe that the Asian crisis is unlikely to resolve itself until the Fed eases, and that when monetary policy is eased, it will be the beginning of a long decline in short-term interest rates. This, of course, is unabashedly positive for equities, assuming corporate profits are still intact.

   If we are right that future rates of return will be much lower than those of the past 15 years, that inflation will stay low, and that the Asian crisis will be resolved only through Fed easing, a few implications for investment strategy follow: 1) Yield will be a much more important component of returns than it has been in the past decade or so. 2) Missing earnings estimates will become more frequent and will be punished more severely. Good companies whose prices have collapsed due to disappointments will be quite rewarding to investors who are able to value them properly. 3) Companies which can demonstrate consistent growth will see their valuations rise, no matter what their industry. Fifteen years ago people thought Coke was fully priced at a single digit multiple, given its stodgy nature and plodding growth. Now it is regarded as a quintessential growth stock at about 40x earnings. 4) Merger and acquisition activity will accelerate from today's frenetic pace since money will be cheap and growth hard to come by. Companies will buy growth if they can't generate it internally. 5) Pressure on corporate management to take steps to increase shareholder value will also be intense. We hope to take advantage of these factors over the coming year.

   All in all, we think l998 will be tougher than previous years, but with some luck, it may still prove quite rewarding.

American Leading Companies

   Results for the American Leading Companies Trust for the quarter, one year, and three year periods ended December 31, 1997 are listed below, along with those of some representative benchmarks:

                                   Fourth Quarter
                                        1997           One Year      Three Years
--------------------------------------------------------------------------------

American Leading Companies            0.22%             23.74%          95.29%
S&P 500 Composite Index               2.87%             33.36%         125.61%
Lipper General Equity Funds          -1.54%             24.36%          95.30%
Dow Jones Industrial Average         -0.01%             24.91%         120.50%

   The results present a mixed picture. We did better than most funds in the choppy fourth quarter, and better than the Dow, but trailed the S&P 500. That index was by far the best performer in 1997, outdistancing 90% of all funds as well as the Dow and other indices such as the Russell 2000 and the Value Line. Once again, the S&P's results were driven by the very largest companies in the index, such as GE, Coca Cola, Microsoft, Exxon, WalMart, and AT&T. The S&P 500 is capitalization weighted, meaning that the largest companies have a disproportionate effect on the calculation of the index's returns. If you had an equal holding in every company in the S&P 500, the index would have still outperformed your portfolio due to the effects of capitalization weighting.

   Our returns were penalized in the quarter by declines in several of our technology holdings. The Asian financial crisis, discussed more fully in the market comment section of this report, led investors to sell technology and banking stocks, both of which were feared to have above-average exposure to the problems in that region. As with many such quick reactions to complicated problems, this led to indiscriminate selling and created some opportunities for us.

   We have added to our positions in KLA, Citicorp, and Compaq. In each case, we see little long-term negative impact from the Asian problems. For Citicorp, especially, Asia's difficulties should create substantial opportunities to increase market share and profitability after the dislocations sort themselves out.

   We made a few changes to the portfolio in the past three months. Western Atlas, which had performed quite well, was sold because we believed it had reached fair value. The stock has subsequently fallen sharply as investors got increasingly worried about the effects of falling oil prices on oil service companies. We bought Kodak and ITT. Kodak's share price had fallen into the 50's from the 90's earlier in the year due to a price war with Fuji of Japan. Kodak has recently reduced film prices and vowed to stem its loss of market share. The stock has rallied into the new year as investors gain confidence that the worst of the company's problems are behind them. ITT provides us with an attractive arbitrage rate of return as its merger with Starwood Lodging approaches. Starwood is now not only among the leading REITs in the market, it also is the largest integrated publicly traded lodging company.

   The markets are entering the new year in an unsettled state. Your fund has started off well, and in the early going is ahead of the S&P. The portfolio consists of solid, well managed companies and we have adequate cash to add to positions if they decline or to take advantage of opportunities that may present themselves.

   As always, we appreciate your support and welcome your comments.

                                                                Bill Miller, CFA

February 2, 1998
DJIA 8107.78

Portfolio Managers' Comments
Balanced Trust

      Results for the fourth quarter and full year 1997 for the Balanced Trust and related benchmarks are reflected in the following table:


                                       Fourth Quarter
                                            1997                One Year
-------------------------------------------------------------------------------

Balanced Trust                              2.49%                18.71%
Lipper Balanced Fund Index                  1.49%                20.05%
S&P 500 Composite Index                     2.87%                33.36%
S&P 400 Composite Index (mid-cap)           0.52%                30.44%
Russell 2000 (small-cap)                   (3.35)%               22.36%
Lehman Intermediate Government/
 Corporate Index                            2.14%                 7.86%

   Good returns in the fourth quarter put the finishing touches on an outstanding year for the US equity market. Generally speaking, a good measure of large, growth-oriented companies was necessary to keep up with or outperform the S&P 500 Index which put us at a distinct disadvantage given our multi-cap value investment philosophy. One noteworthy change in market conditions during 1997 was the increase in volatility. Daily percentage changes in the trading range of stocks increased to a level that we have not seen in over ten years. Although this would suggest that risk factors are higher for equity investors, it has been our experience that increased market turbulence has frequently been additive to our performance. This occurs as stocks fluctuate more in relation to our calculation of a company's intrinsic value and create more opportunities for us to buy, sell, add or reduce our positions; permitting us to capture gains on sales or to add to compelling investment opportunities.

   Our solid performance during the quarter came from many different industry sectors as well as small, medium and large-sized companies. AT&T was the best performing stock, up 38%. We added AT&T to the portfolio earlier in the year at a time when the company was very much out of favor. Investors at the time focused on the uncertainty as to who would fill the CEO role and overlooked AT&T's powerful position in the growing business of global telecommunications. Fleetwood Enterprises was also a top performer and one of the larger positions in the portfolio. Although it is a small capitalization company, it is dominant in the recreational vehicle and manufactured home industries. It is unusual for a public utility to be among the top performing stocks, but Western Resources contributed nicely to our returns in the fourth quarter. The market finally recognized the tremendous value created through its investment in Tyco International, which the fund also owns. From time to time, we have had significant exposure to tobacco stocks due to the attractive valuations, steady growth and high profitability of these companies. UST, a new holding this year, is a mid-sized company dominant in the smokeless tobacco market. Its market share has stabilized recently and investor interest in the stock has picked up. UST continues to represent excellent value from a growth and income standpoint.

   As is usually the case with a portfolio of our size, there are a number of underperforming stocks as well. Triton Energy underperformed as a result of its substantial oil reserves in geographic areas also known as emerging markets. The turbulence in these economies has had a negative effect on investor sentiment toward Triton. We remain very enthused about Triton's opportunities and the inherent values within the company and we added further to the position during the quarter. First Data Corp. also has underperformed due to disappointment on the earnings front.

   New positions during the quarter include Kansas City Power & Light, Frontier Insurance, Latin America Investment Fund and Lowe's. Frontier Insurance is a small specialty insurance company with an enviable record of growth and profitability. The company sells at a price/earnings ratio that is unduly low, in our opinion, given its track record. The Latin America Investment Fund is a closed-end fund focused on the emerging markets of South America selling at a substantial discount to its net asset value. Lowe's is a home improvement retailer that is a beneficiary of the consolidation taking place within its industry. It is a proven survivor and a successful competitor against Home Depot.

Fixed Income

   The bond market continued to gain ground during the fourth quarter, with the Lehman Intermediate Government/Corporate Index posting a return of 2.14%. In our last report to you, dated November 13, 1997, we repeated our view that the major concern should be the D-word (deflation) rather than the I-word (inflation) and, as a result of the increased financial problems in Southeast Asia, deflation is being mentioned by an increasing number of market participants. We are grateful that Federal Reserve Chairman Alan Greenspan, appears to have given up the ghost of inflation, at least for the near term.

   Over the past three months, the yield curve flattened considerably as three month Treasury Bill yields actually increased 25 basis points (100 basis points = 1%) while thirty year bond yields declined 48 basis points. We know from past experience that a flat yield curve is both a comparatively rare phenomenon and also a very unstable condition that is unlikely to persist for very long. While we do not make interest rate forecasts, we would be in the camp that believes that the flat curve will resume its more normal, positive slope as a result of short-term interest rates declining. With sentiment toward the bond market reversing course to a strongly bullish consensus and net cash in-flows into bond funds increasing significantly, it is certainly possible that we could see a temporary setback in bonds. However, we believe that the long-term outlook remains favorable and that we could actually see short rates declining below the levels reached in 1992-1993. The outlook on inflation remains favorable with reported inflation reaching a ten year low as many commodity prices are falling to levels not seen for over three-plus years.

   In this environment, we believe the current structure of the bond component of the Balanced Trust is particularly well situated to outperform the Lehman Intermediate benchmark. We continue to maintain a very high level of credit quality which has certainly served the fund well over the past year. Seven-year STRIPS and mortgage securities are our largest bets and, as spreads have widened in the mortgage market recently, we have increased our exposure to this sector. During 1997, mortgages were the top performing asset class and we believe, at current spread levels, offer compelling value. As mentioned in prior letters, we have been significantly underweight in our exposure to the corporate sector. This too has served the portfolio well, as spreads in this sector have recently widened. We believe that there is a strong likelihood that corporate spreads are poised to widen further, particularly in the financial sector if the Asian flu spreads further.

   As always, we will continue to monitor the situation closely and will seek to take advantage of additional investment opportunities if the markets remain volatile as we expect they will.

   It has been a pleasure to serve you in 1997 and we appreciate your support. We wish you, your family and your associates a healthy and prosperous New Year.


Woodrow H. Uible, CFA                            Dale H. Rabiner, CFA
Equity Portfolio Manager                         Fixed Income Portfolio Manager

February 2, 1998
DJIA 8107.78

      Performance Information
      Legg Mason Investors Trust, Inc.

Total Return for One Year and Life of Funds as of December 31, 1997

         The returns shown on these pages are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a portfolio's net assets per share plus dividends and any capital gain distributions. The investment return and principal value of an investment in each of these funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

         The American Leading Companies Trust has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.

         The Funds' total returns as of December 31, 1997 were as follows:


                                        American Leading            Balanced
                                         Companies Trust              Trust
--------------------------------------------------------------------------------
      Average Annual Total Return
        Primary Class:
          One Year                             +23.74%                  +18.71%
          Life of Class+                       +15.77%                  +18.17%

        Navigator Class:
          One Year                             +25.29%                  N/A
          Life of Class++                      +31.41%                  N/A

      Cumulative Total Return
        Primary Class:
          One Year                             +23.74%                  +18.71%
          Life of Class+                       +88.69%                  +23.25%

        Navigator Class:
          One Year                             +25.29%                  N/A
          Life of Class++                      +40.56%                  N/A
--------------------------------------------------------------------------------
       +Primary Class inception dates are:
          American Leading Companies Trust -- September 1, 1993
          Balanced Trust -- October 1, 1996
      ++Navigator Class inception date is:
          American Leading Companies Trust -- October 4, 1996

     American Leading Companies Trust

Selected Portfolio Performance*

      Strong performers for the 4th quarter 1997
      -------------------------------------------------------------------------
      1. MCI Communications Corporation           +45.7%
      2. The PMI Group, Inc.                      +26.2%
      3. Pfizer, Inc.                             +24.1%
      4. Fannie Mae                               +21.4%
      5. Schering-Plough Corporation              +20.6%


      Weak performers for the 4th quarter 1997
      -------------------------------------------------------------------------
      1. Western Digital Corporation              -59.9%
      2. KLA-Tencor Corporation                   -42.8%
      3. Compaq Computer Corporation              -24.5%
      4. Intel Corporation                        -23.9%
      5. HealthCare COMPARE Corporation           -20.0%

      * Securities held for the entire quarter.


Portfolio Changes

      Securities added during the 4th quarter 1997
      -------------------------------------------------------------------------
      Eastman Kodak Company
      ITT Corporation


      Securities sold during the 4th quarter 1997
      -------------------------------------------------------------------------
      Western Atlas, Inc.

Balanced Trust

Selected Portfolio Performance*

      Strong performers for the 4th quarter 1997
      -------------------------------------------------------------------------
      1. AT&T Corporation                          +38.2%
      2. TNP Enterprises, Inc.                     +32.3%
      3. Fleetwood Enterprises, Inc.               +26.4%
      4. Western Resources, Inc.                   +25.3%
      5. Travelers Group, Inc.                     +21.5%


      Weak performers for the 4th quarter 1997
      -------------------------------------------------------------------------
      1. Korea Fund, Inc.                          -44.2%
      2. Triton Energy Ltd.                        -29.6%
      3. First Data Corporation                    -22.1%
      4. UCAR International, Inc.                  -16.4%
      5. Jostens, Inc.                             -15.0%

      * Securities held for the entire quarter.

Portfolio Changes

      Securities added during the 4th quarter 1997
      -------------------------------------------------------------------------
      Frontier Insurance Group, Inc.
      Government National Mortgage Association
         8%, 12/15/27
      Kansas City Power & Light Company
      Latin America Investment Fund, Inc.
      Lowe's Companies, Inc.
      Stewart & Stevenson Services, Inc.
      United States Treasury Bonds
         0%, 5/15/00



      Securities sold during the 4th quarter 1997
      -------------------------------------------------------------------------
      NIPSCO Industries, Inc.
      United States Treasury Bonds
         0%, 8/15/99
      Universal Foods Corporation

Portfolio of Investments
Legg Mason Investors Trust, Inc.
December 31, 1997  (Unaudited)
(Amounts in Thousands)

American Leading Companies Trust
                                                          Shares/Par   Value
-----------------------------------------------------------------------------
Common Stocks and Equity Interests -- 88.8%
      Aerospace/Defense -- 0.1%
      Raytheon Company                                          2   $     79
                                                                    --------

      Automotive -- 1.8%
      Ford Motor Company                                       25      1,217
      General Motors Corporation                               25      1,516
      Meritor Automotive, Inc.                                 14        295
                                                                    --------
                                                                       3,028
                                                                    --------
      Banking -- 9.1%
      Banc One Corporation                                     70      3,802
      Chase Manhattan Corporation                              64      7,008
      Citicorp                                                 20      2,529
      Mellon Bank Corporation                                  40      2,425
                                                                    --------
                                                                      15,764
                                                                    --------
      Basic Materials -- 2.6%
      Monsanto Co.                                            108      4,536
                                                                    --------

      Capital Goods -- 4.3%
      Emerson Electric Company                                 60      3,386
      General Electric Company                                 25      1,834
      Rockwell International Corporation                       42      2,195
                                                                    --------
                                                                       7,415
                                                                    --------

      Computer Services and Systems -- 18.0%
      Cisco Systems, Inc.                                      38      2,091(A)
      Compaq Computer Corporation                              50      2,822
      EMC Corporation                                         226      6,206(A)
      Intel Corporation                                        66      4,636
      International Business Machines Corporation              65      6,796
      KLA-Tencor Corporation                                  100      3,862(A)
      Raychem Corporation                                      87      3,738
      Western Digital Corporation                              60        964(A)
                                                                    --------
                                                                      31,115
                                                                    --------
      Consumer Cyclicals -- 4.4%
      BJ's Wholesale Club, Inc.                                33      1,020(A)
      Mattel, Inc.                                            175      6,519
                                                                    --------
                                                                       7,539
                                                                    --------
      Consumer Staples -- 4.4%
      Avon Products Inc.                                       55      3,376
      Fortune Brands,Inc.                                      48      1,779
      Kimberly-Clark Corporation                               50      2,465
                                                                    --------
                                                                       7,620
                                                                    --------

                                                          Shares/Par   Value
-----------------------------------------------------------------------------
      Energy -- 1.3%
      Texaco, Incorporated                                     40   $  2,175
                                                                    --------

      Entertainment -- 1.2%
      Circus Circus Enterprises, Inc.                         100      2,050(A)
                                                                    --------

      Financial Services -- 2.9%
      Fannie Mae                                               50      2,853
      Travelers Group, Inc.                                    39      2,101
                                                                    --------
                                                                       4,954
                                                                    --------

      Food, Beverage and Tobacco -- 5.5%
      Philip Morris Companies, Inc.                           148      6,706
      RJR Nabisco Holdings Corp.                               75      2,813
                                                                    --------
                                                                       9,519
                                                                    --------
      Health Care -- 14.5%
      Amgen Inc.                                              113      6,116(A)
      Bristol-Myers Squibb Company                             53      5,015
      HealthCare COMPARE Corporation                           38      1,943(A)
      Merck & Co., Inc.                                        40      4,250
      Pfizer, Inc.                                             30      2,237
      Schering-Plough Corporation                              88      5,467
                                                                    --------
                                                                      25,028
                                                                    --------
      Hotels & Motels -- 0.8%
      ITT Corporation                                          16      1,351(A)
                                                                    --------

      Insurance -- 9.7%
      Aetna, Inc.                                              35      2,470
      Conseco Inc.                                            165      7,497
      The PMI Group, Inc.                                      93      6,725
                                                                    --------
                                                                      16,692
                                                                    --------
      Media -- 1.3%
      America Online, Inc.                                     25      2,230(A)
                                                                    --------

      Photo Equipment & Supplies -- 0.9%
      Eastman Kodak Company                                    25      1,520
                                                                    --------

      Telecommunications -- 4.3%
      MCI Communications Corporation                          175      7,492
                                                                    --------

      Transportation -- 1.7%
      Ryder System, Inc.                                       92      3,013
                                                                    --------
      Total Common Stocks and Equity Interests
        (Identified Cost-- $118,155)                                 153,120
----------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.

                                                          Shares/Par   Value
-----------------------------------------------------------------------------
Repurchase Agreement -- 10.8%
      Lehman Brothers, Inc.
        6%, dated 12/31/97, to be repurchased
        at $18,699 on 1/2/98 (Collateral: $18,534
        United States Treasury Notes,
        6.25%, due 7/31/98, value $19,088)
        (Identified Cost-- $18,693)                       $18,693   $ 18,693
----------------------------------------------------------------------------
      Total Investments-- 99.6%
        (Identified Cost-- $136,847)                                 171,813
      Other Assets Less Liabilities-- 0.4%                               613
                                                                    --------

      Net assets-- 100.0%                                           $172,426
                                                                    ========

      Net asset value per share:
        Primary Class                                                 $15.90
                                                                      ======
        Navigator Class                                               $16.03
                                                                      ======

------------------------------------------------------------------------------
      (A) Non-income producing

Portfolio of Investments
Legg Mason Investors Trust, Inc.
December 31, 1997  (Unaudited)
(Amounts in Thousands)

Balanced Trust

                                                          Shares/Par   Value
-----------------------------------------------------------------------------
Common Stocks and Equity Interests -- 58.4%

      Advertising/Media -- 1.9%
      A.H. Belo Corporation                                     7   $    421
      Time Warner, Inc.                                         4        254
                                                                    --------
                                                                         675
                                                                    --------
      Aerospace -- 0.9%
      Lockheed Martin Corporation                               3        315
                                                                    --------

      Automotive -- 1.5%
      Ford Motor Company                                        11       536
                                                                    --------

      Chemicals -- 1.9%
      Ferro Corporation                                         16       390
      Potash Corporation of Saskatchewan, Inc.                   3       282
                                                                    --------
                                                                         672
                                                                    --------
      Computer Services and Systems -- 1.6%
      First Data Corporation                                    12       351
      Pitney Bowes, Inc.                                         2       198
                                                                    --------
                                                                         549
                                                                    --------

      Construction and Building Materials -- 0.5%
      Martin Marietta Materials, Inc.                            5       183
                                                                    --------

      Electrical Equipment and Electronics -- 2.3%
      Pioneer-Standard Electronics, Inc.                        32       480
      UCARInternational, Inc.                                    8       304(A)
                                                                    --------
                                                                         784
                                                                    --------
      Energy -- 3.0%
      Phillips Petroleum Company                                 6       272
      Southwestern Energy Company                               10       129
      Triton Energy Ltd.                                        15       438(A)
      YPF Sociedad Anonima ADR                                   5       185
                                                                    --------
                                                                       1,024
                                                                    --------
      Finance -- 4.4%
      Fannie Mae                                                10       582
      H&R Block Inc.                                             9       421
      United Asset Management Corporation                       13       318
      U.S. Trust Corporation                                     3       188
                                                                    --------
                                                                       1,509
                                                                    --------

Legg Mason Investors Trust, Inc.

                                                          Shares/Par   Value
-----------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 4.9%
      Archer-Daniels-Midland Company                            19  $    406
      McDonald's Corporation                                    11       525
      RJR Nabisco Holdings Corp.                                 6       225
      UST, Inc.                                                 15       554
                                                                    --------
                                                                       1,710
                                                                    --------
      Hospital Management -- 0.8%
      Columbia/HCA HealthCare Corporation                       10       284
                                                                    --------

      Insurance -- 2.2%
      Frontier Insurance Group, Inc.                            17       384
      Travelers Group, Inc.                                      7       365
                                                                    --------
                                                                         749
                                                                    --------
      Investment Companies -- 3.2%
      Blackrock North American Government Income Trust, Inc.    75       792
      Korea Fund, Inc.                                          24       159(A)
      Latin America Investment Fund, Inc.                       10       139
                                                                    --------
                                                                       1,090
                                                                    --------
      Machinery -- 0.8%
      Stewart & Stevenson Services, Inc.                        12       293
                                                                    --------

      Manufacturing -- 6.7%
      Fleetwood Enterprises, Inc.                               14       594
      Kaydon Corporation                                        24       799
      Tyco International Ltd.                                    9       406
      York International Corporation                            13       507
                                                                    --------
                                                                       2,306
                                                                    --------
      Multi-Industry -- 1.7%
      Loews Corporation                                          5       573
                                                                    --------

      Real Estate -- 2.3%
      Chateau Communities, Inc.                                 13       410
      United Dominion Realty Trust, Inc.                        27       369
                                                                    --------
                                                                         779
                                                                    --------
      Retail -- 4.6%
      Federated Department Stores, Inc.                          9       383(A)
      Jostens, Inc.                                             22       507
      Lowe's Companies, Inc.                                     4       196
      Toys "R" Us, Inc.                                         17       519(A)
                                                                    --------
                                                                       1,605
                                                                    --------
      Savings and Loan -- 1.3%
      Washington Federal, Inc.                                  14       451
                                                                    --------

                                                                Rate       Maturity Date        Shares/Par           Value
---------------------------------------------------------------------------------------------------------------------------
      Telecommunications -- 2.8%
      AT&T Corporation                                                                               7             $   429
      Century Telephone Enterprises, Inc.                                                            7                 349
      Cincinnati Bell, Inc.                                                                          6                 201
                                                                                                                   -------
                                                                                                                       979
                                                                                                                   -------
      Transportation -- 5.7%
      AMR Corporation                                                                                5                 643(A)
      GATX Corporation                                                                               6                 472
      Kansas City Southern Industries, Inc.                                                         27                 857
                                                                                                                   -------
                                                                                                                     1,972
                                                                                                                   -------
      Utilities -- 3.4%
      Kansas City Power & Light Company                                                              8                 237
      TNP Enterprises, Inc.                                                                         16                 535
      Western Resources, Inc.                                                                        9                 387
                                                                                                                   -------
                                                                                                                     1,159
                                                                                                                   -------

      Total Common Stocks and Equity Interests  (Identified Cost-- $17,087)                                         20,197
      --------------------------------------------------------------------------------------------------------------------
Preferred Stock-- 0.8%
      Chiquita Brands International, Inc., 3.75%, Series B, Cv  (Identified Cost-- $266)             5                 277
      --------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 4.4%
      Kroger Company                                          8.50%          6/15/03            $  400                 420
      Merrill Lynch & Co., Inc.                               7.05%          4/15/03               425                 426
      Toronto-Dominion Bank                                   7.875%         8/15/04               675                 693
                                                                                                                   -------
      Total Corporate Bonds and Notes  (Identified Cost-- $1,528)                                                    1,539
      --------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 33.3%
      Treasury Notes/Strips -- 17.9%
      United States Treasury Notes                            7.125%         2/29/00             1,000               1,029
      United States Treasury Notes                            6.50%          5/31/01               500                 512
      United States Treasury Notes                            6.25%          6/30/02               500                 510
      United States Treasury Bonds                            0%             5/15/00             1,000                 876(B)
      United States Treasury Bonds                            0%             5/15/04             1,300                 905(B)
      United States Treasury Bonds                            0%             11/15/04            3,500               2,364(B)
                                                                                                                   -------
                                                                                                                     6,196
                                                                                                                   -------
      Medium-term Notes -- 4.6%
      Fannie Mae                                              7.37%          4/1/04                300                 304
      Fannie Mae                                              8.25%          10/12/04              900                 931
      Freddie Mac                                             8.14%          9/29/04               350                 362
                                                                                                                   -------
                                                                                                                     1,597
                                                                                                                   -------

Legg Mason Investors Trust, Inc.

                                                              Rate          Maturity Date      Shares/Par           Value
---------------------------------------------------------------------------------------------------------------------------
      Mortgage-backed Securities -- 10.8%
      Fannie Mae                                              6%          12/1/25-1/1/27        $  894             $   863
      Freddie Mac                                             6%          3/1/26                    97                  94
      Freddie Mac                                             6.50%       1/1/26-5/1/26            502                 497
      Government National Mortgage Association                8%          4/15/26-12/15/27       2,193               2,274
                                                                                                                   -------
                                                                                                                     3,728
                                                                                                                   -------
      Total U.S. Government Agency Obligations  (Identified Cost-- $11,378)                                         11,521
      --------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 2.9%
      State Street Bank & Trust Company
        4.25%, dated 12/31/97, to be repurchased at $988 on 1/2/98
        (Collateral: $1,010 United States Treasury Notes,
        5.625%, due 11/30/99, value $1,014)
        (Identified Cost-- $988)                                                                   988                 988
      --------------------------------------------------------------------------------------------------------------------
      Total Investments-- 99.8%  (Identified Cost-- $31,247)                                                        34,522
      Other Assets Less Liabilities-- 0.2%                                                                              55
                                                                                                                   -------

      Net assets-- 100%                                                                                            $34,577
                                                                                                                   =======
      Net asset value per share                                                                                     $11.93
                                                                                                                    ======

      --------------------------------------------------------------------------------------------------------------------

      (A) Non-income producing
      (B) Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield-to-maturity.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)